UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): December 1, 2005


                                                                 IRS Employer
Commission       Registrant; State of Incorporation;             Identification
File Number      Address; and Telephone Number                   Number
-----------      ---------------------------------------         --------------

1-13739               UNISOURCE ENERGY CORPORATION               86-0786732
                      (An Arizona Corporation)
                      One South Church Avenue, Suite 100
                      Tucson, AZ 85701
                      (520) 571-4000

1-5924                TUCSON ELECTRIC POWER COMPANY              86-0062700
                      (An Arizona Corporation)
                      One South Church Avenue, Suite 100
                      Tucson, AZ 85701
                      (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
--------------------------------------------------------------------------------
Appointment of Principal Officers.
----------------------------------

On December 1, 2005, the Boards of Directors of UniSource Energy Corporation (UniSource Energy) and Tucson Electric Power Company (TEP), elected a new member, Daniel W. Fessler. Mr. Fessler previously served on the UniSource Energy and TEP Boards of Directors from June 1998 through October 2003. The Corporate Governance and Nominating Committee of the UniSource Energy Board of Directors determined that Mr. Fessler qualifies as an independent director under rule 303A.02 of the New York Stock Exchange.

Mr. Fessler is of counsel to Holland & Knight, a law firm engaged in general civil practice, where he was a partner from 2003 through January 2005. He is also the Managing Principal of Clear Energy Solutions, LLC, a technical services and project development firm dealing with environmentally acceptable usage of western coal reserves.

Mr. Fessler was the President of the California Public Utilities Commission
(CPUC) from 1991 to 1996. After leaving the CPUC, Mr. Fessler joined the law firm of LeBoeuf, Lamb, Greene & Mac Rae L.L.P, serving as a partner for six years.

Mr. Fessler will serve on the Compensation and Corporate Governance and Nominating Committees of the UniSource Energy Board of Directors. He will also serve on the TEP Board of Directors.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








Date: December 6, 2005                      UNISOURCE ENERGY CORPORATION
                                            -------------------------------
                                                    (Registrant)


                                               /s/ Raymond S. Heyman
                                             --------------------------
                                               Senior Vice President


Date: December 6, 2005                     TUCSON ELECTRIC POWER COMPANY
                                          ---------------------------------
                                                    (Registrant)


                                               /s/ Raymond S. Heyman
                                             --------------------------
                                               Senior Vice President